UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 12, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)


                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-45241               22-3542636
         --------                       ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Form 8K, dated December 12, 2005 and filed with the Securities and Exchange Commission (the "Commission") on December 16, 2005 (the "Original Filing"), is being filed for the purpose of amending Exhibit 10.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

Item 1.01.        MATERIAL AGREEMENTS

On December 12, 2005, the Registrant, Elite Laboratories, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Elite Labs") and IntelliPharmaCeutics Corp. ("IPC") entered into an agreement to amend their obligations under that certain Product Development and Commercialization Agreement, dated as of June 21, 2005 (the "IPC Agreement"), among the
Registrant, Elite Labs and IPC with respect to the development and commercialization of the controlled release drug product in Canada. Since, IPC intends to enter into an agreement with ratiopharm, a Canadian company with respect to the development, distribution and sale of the drug product in Canada, the parties agree to suspend their obligations under the IPC Agreement with respect to the development and commercialization of the controlled release drug product in Canada. IPC agrees to pay the Registrant a certain percentage of any payments received by IPC with respect the commercialization of the controlled release drug product by ratiopharm. The term of this agreement is the duration of the third party agreement with IPC. A copy of the agreement is attached hereto as exhibit 10.1

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             10.1 Agreement, dated December 12, 2005, by and among the Registrant, Elite Laboratories, Inc., and
                    IntelliPharmaCeutics Corp.*

* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: March 2, 2006

                                            ELITE PHARMACEUTICALS, INC.



                                            By:  /s/ Bernard Berk
                                                -------------------------------
                                                Name:   Bernard Berk
                                                Title:  Chief Executive Officer


                                       2